Exhibit 99.2

Supplemental Analyst Package Second Quarter 2008 Earnings Call August 5, 2008

Table of Contents Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Property Results of Operations 5 Capital Structure 6 Portfolio Overview 7 2008/2009 Leasing Status 8 Owned Development Update 14 Third-party Development Update 15 Management Services Update 16 Investor Information 17

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2008	2007 [1]	$ Change	% Change	2008	2007 [1]	$ Change	% Change
Operating Data								
Total revenues	$ 43,548	$ 33,366	$ 10,182	30.5%	$ 84,989	$ 68,316	$ 16,673	24.4%
Operating income	7,264	6,221	1,043		19,895	7,396	12,499	
Net (loss) income	(1,450)	(785)	(665)		3,459	(5,463)	8,922	
Net (loss) income per share - basic	(0.04)	(0.03)			0.11	(0.24)		
Net (loss) income per share - diluted	(0.04)	(0.03)			0.11	(0.23)		
FFO	9,674	6,834	2,840		22,839	8,774	14,065	
FFO per share - diluted	0.26	0.27			0.69	0.35		
FFOM	10,589	8,120	2,469		21,796	8,007	13,789	
FFOM per share - diluted	0.28	0.32			0.66	0.32		

Operating Statistics	June 30, 2008	December 31, 2007
Debt to total market capitalization [2]	49.7%	36.6%
Interest coverage [3]	2.71	2.70

(1) For the three and six months ended June 30, 2007, the company recorded a compensation charge of $0.3 million and $9.9 million, or $0.01 and $0.39 per fully diluted share, respectively, related to the company's 2004 Outperformance Bonus Plan.

(2) Excludes debt related to our on-campus participating properties of $88.2 million as of both June 30, 2008 and December 31, 2007, as well as unamortized debt discounts of $5.5 million and unamortized debt premiums of $4.3 million at June 30, 2008 and December 31, 2007, respectively. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $34.3 million.

(3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and unconsolidated joint ventures as well as the compensation charge associated with the company's 2004 Outperformance Bonus Plan discussed in Note 1.

AMERICAN CAMPUS

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Consolidated Balance Sheets (dollars in thousands) 2 June 30, 2008 December 31, 2007 (unaudited) Assets Investments in real estate: Wholly-owned properties, net 1,931,316 $ 947,062 $ Wholly-owned properties - held for sale 68,641 - On-campus participating properties, net 70,959 72,905 Investments in real estate, net 2,070,916 1,019,967 Cash and cash equivalents 63,470 12,073 Restricted cash 32,196 13,855 Student contracts receivable, net 3,298 3,657 Other assets 69,165 26,744 Total assets 2,239,045 $ 1,076,296 $ Liabilities and stockholders' equity Liabilities: Secured debt 1,190,552 $ 533,430 $ Senior secured term loan 100,000 - Unsecured revolving credit facility - 9,600 Accounts payable and accrued expenses 35,270 14,360 Other liabilities 48,739 43,278 Total liabilities 1,374,561 600,668 Minority interests 30,021 31,251 Stockholders' equity: Preferred stock 131 - Common stock 422 273 Additional paid in capital 902,273 494,160 Accumulated earnings and distributions (66,549) (48,181) Accumulated other comprehensive loss (1,814) (1,875) Total stockholders' equity 834,463 444,377 Total liabilities and stockholders' equity 2,239,045 $ 1,076,296 $

Consolidated Statements of Operations

(dollars in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2008	2007	$ Change	2008	2007	$ Change
Revenues:						
Wholly-owned properties	$ 37,294	$ 28,007	$ 9,287	$ 68,975	$ 55,152	$ 13,823
On-campus participating properties	3,948	3,740	208	10,692	10,077	615
Third-party development services	723	646	77	2,379	1,051	1,328
Third-party management services	1,222	650	572	2,144	1,372	772
Resident services	361	323	38	799	664	135
Total revenues	**43,548**	**33,366**	**10,182**	**84,989**	**68,316**	**16,673**
Operating expenses:						
Wholly-owned properties	16,738	13,046	3,692	30,623	24,908	5,715
On-campus participating properties	2,499	2,499	-	4,794	4,525	269
Third-party development and management services	2,328	1,147	1,181	4,436	2,441	1,995
General and administrative	3,237	2,190 (1)	1,047	5,371	13,518 (1)	(8,147)
Depreciation and amortization	11,114	7,768	3,346	19,143	14,738	4,405
Ground/facility leases	368	495	(127)	727	790	(63)
Total operating expenses	**36,284**	**27,145**	**9,139**	**65,094**	**60,920**	**4,174**
Operating income	**7,264**	**6,221**	**1,043**	**19,895**	**7,396**	**12,499**
Nonoperating income and (expenses):						
Interest income	642	314	328	804	1,021	(217)
Interest expense	(8,733)	(6,920)	(1,813)	(15,712)	(13,380)	(2,332)
Amortization of deferred financing costs	(448)	(314)	(134)	(759)	(612)	(147)
Loss from unconsolidated joint ventures	(129)	-	(129)	(255)	-	(255)
Total nonoperating expenses	**(8,668)**	**(6,920)**	**(1,748)**	**(15,922)**	**(12,971)**	**(2,951)**
(Loss) income before income taxes, minority interests, and discontinued operations	(1,404)	(699)	(705)	3,973	(5,575)	9,548
Income tax provision	(73)	(60)	(13)	(133)	(120)	(13)
Minority interests	(65)	(26)	(39)	(473)	232	(705)
(Loss) income from continuing operations	(1,542)	(785)	(757)	3,367	(5,463)	8,830
Discontinued operations:						
Income attributable to discontinued operations	92	-	92	92	-	92
Net (loss) income	**$ (1,450)**	**$ (785)**	**$ (665)**	**$ 3,459**	**$ (5,463)**	**$ 8,922**
Net (loss) income per share - basic	$ (0.04)	$ (0.03)		$ 0.11	$ (0.24)	
Net (loss) income per share - diluted	$ (0.04)	$ (0.03)		$ 0.11	$ (0.23)	
Weighted-average common shares outstanding:						
Basic	35,692,653	23,271,223		31,512,271	23,107,888	
Diluted	37,098,977	25,259,335		33,272,354	25,250,312	

(1) Includes a compensation charge of $0.3 million and $9.9 million, or $0.01 and $0.39 per fully diluted share, for the three and six months ended June 30, 2007, respectively, related to the company's 2004 Outperformance Bonus Plan.

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Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended June 30, 2008	Three Months Ended June 30, 2007	Three Months Ended June 30, $ Change	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007	Six Months Ended June 30, $ Change
Net (loss) income	$ (1,450)	$ (785)	$ (665)	$ 3,459	$ (5,463)	$ 8,922
Minority interests	65	26	39	473	(232)	705
Loss from unconsolidated joint ventures	129	-	129	255	-	255
FFO from unconsolidated joint ventures [1]	(13)	-	(13)	(139)	-	(139)
Real estate related depreciation and amortization	10,943	7,593	3,350	18,791	14,469	4,322
Funds from operations ("FFO")	**9,674**	**6,834**	**2,840**	**22,839**	**8,774**	**14,065**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net loss (income) from on-campus participating properties	1,356	1,683	(327)	(326)	106	(432)
Amortization of investment in on-campus participating properties	(1,074)	(1,065)	(9)	(2,143)	(2,126)	(17)
FFO from Hampton Roads unconsolidated joint venture [2]	83	-	83	209	-	209
	10,039	7,452	2,587	20,579	6,754	13,825
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [3]	368	495	(127)	727	790	(63)
Management fees	182	173	9	490	463	27
Impact of on-campus participating properties	550	668	(118)	1,217	1,253	(36)
Funds from operations – modified for operational performance of on-campus participating properties ("FFOM")	**10,589**	**8,120**	**2,469**	**21,796**	**8,007**	**13,789**
Compensation expense related to 2004 Outperformance Bonus Plan	-	298	(298)	-	9,934	(9,934)
FFOM, excluding compensation expense related to 2004 Outperformance Bonus Plan	**$ 10,589**	**$ 8,418**	**$ 2,171**	**$ 21,796**	**$ 17,941**	**$ 3,855**
FFO per share - diluted	**$ 0.26**	**$ 0.27**		**$ 0.69**	**$ 0.35**	
FFOM per share - diluted	**$ 0.28**	**$ 0.32**		**$ 0.66**	**$ 0.32**	
FFOM per share, excluding compensation expense related to 2004 Outperformance Bonus Plan - diluted	**$ 0.28**	**$ 0.33**		**$ 0.66**	**$ 0.71**	
Weighted average common shares outstanding - diluted	37,383,565	25,423,486		33,272,354	25,409,100	

(1) Represents our share of the FFO from three joint ventures in which we are a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% minority interest in two joint ventures formed or assumed as part of the company's acquisition of GMH.

(2) Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

(3) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for interim periods.

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Property Results of Operations

(dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2008 [1]	2007	$ Change	% Change	2008 [1]	2007	$ Change	% Change
Property revenues								
Wholly-owned properties:								
Same store properties	$ 29,494	$ 28,303	$ 1,191	**4.2%**	$ 52,040	$ 50,011	$ 2,029	**4.1%**
New properties - GMH portfolio	6,127	-	6,127	100.0%	6,127	-	6,127	100.0%
New properties - other	2,034	27	2,007	7433.3%	11,607	5,805	5,802	99.9%
Total wholly-owned properties [2]	37,655	28,330	9,325	32.9%	69,774	55,816	13,958	25.0%
On-campus participating properties:								
Same store properties	3,948	3,740	208	5.6%	10,692	10,077	615	6.1%
New properties	-	-	-	0.0%	-	-	-	0.0%
Total on-campus participating properties	3,948	3,740	208	5.6%	10,692	10,077	615	6.1%
Total property revenues	**$ 41,603**	**$ 32,070**	**$ 9,533**	**29.7%**	**$ 80,466**	**$ 65,893**	**$ 14,573**	**22.1%**
Property operating expenses								
Wholly-owned properties:								
Same store properties	$ 13,358	$ 13,046	$ 312	**2.4%**	$ 22,454	$ 21,982	$ 472	**2.1%**
New properties - GMH portfolio	2,165	-	2,165	100.0%	2,165	-	2,165	100.0%
New properties - other	1,215	-	1,215	100.0%	6,004	2,926	3,078	105.2%
Total wholly-owned properties	16,738	13,046	3,692	28.3%	30,623	24,908	5,715	22.9%
On-campus participating properties:								
Same store properties	2,499	2,499	-	0.0%	4,794	4,525	269	5.9%
New properties	-	-	-	0.0%	-	-	-	0.0%
Total on-campus participating properties	2,499	2,499	-	0.0%	4,794	4,525	269	5.9%
Total property operating expenses	**$ 19,237**	**$ 15,545**	**$ 3,692**	**23.8%**	**$ 35,417**	**$ 29,433**	**$ 5,984**	**20.3%**
Property net operating income								
Wholly-owned properties:								
Same store properties	$ 16,136	$ 15,257	$ 879	**5.8%**	$ 29,586	$ 28,029	$ 1,557	**5.6%**
New properties - GMH portfolio [3]	3,962	-	3,962	100.0%	3,962	-	3,962	100.0%
New properties - other	819	27	792	2933.3%	5,603	2,879	2,724	94.6%
Total wholly-owned properties	20,917	15,284	5,633	36.9%	39,151	30,908	8,243	26.7%
On-campus participating properties:								
Same store properties	1,449	1,241	208	16.8%	5,898	5,552	346	6.2%
New properties	-	-	-	0.0%	-	-	-	0.0%
Total on-campus participating properties	1,449	1,241	208	16.8%	5,898	5,552	346	6.2%
Total property net operating income	**$ 22,366**	**$ 16,525**	**$ 5,841**	**35.3%**	**$ 45,049**	**$ 36,460**	**$ 8,589**	**23.6%**

(1) The property grouping for the same store analysis for the six months ended June 30, 2008 excludes properties acquired in the first quarters of 2007 and 2008 as well as properties developed during 2007. However, the property grouping for the three months ended June 30, 2008 includes the first quarter 2007 acquisitions because the properties were owned for both of the entire periods presented.

(2) Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

(3) Net operating income for the GMH portfolio represents operations for the period from June 11, 2008 through June 30, 2008 and is therefore not indicative of a full year of operations for these assets.

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Capital Structure as of June 30, 2008 (dollars in thousands) Total Debt (1) 1,207,864 $ Total Equity Market Value (2) 1,221,146 Total Market Capitalization 2,429,010 $ Debt to Total Market Capitalization 49.7% Interest Coverage (3) 2.71 Principal Outstanding (1) Weighted Average Interest Rate Average Term to Maturity Fixed Rate Mortgage Loans 1,009,160 $ 5.79% 5.5 Years Variable Rate Construction Loans 98,704 3.89% 1.4 Years Senior Secured Term Loan 100,000 3.95% 2.9 Years Total / Weighted Average 1,207,864 $ 5.48% 5.0 Years (1) (2) (3) Fixed Rate Debt Maturity Schedule Excludes debt related to our on-campus participating properties totaling $88.2 million with a weighted average interest rate o f 7.17% and average term to maturity of 12.2 years. Also excludes net unamortized debt discounts o f $5.5 million as well as our share of debt from our unconsolidated jo int ventures with Fidelity totaling $34.3 million. Based on share price of $27.84 at June 30, 2008. Assumes conversion o f all common and preferred Operating Partnership units as well as any other securities convertible into common shares. Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and unconsolidated jo int ventures as well as the compensation charge associated with the company's 2004 Outperformance Bonus Plan. $0 $82,325 $85,094 $98,175 $107,251 $85,410 $102,784 $191,767 $199,819 $56,535 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017+ 6

Portfolio Overview as of June 30, 2008 Units Beds 2008 2007 Same Store Wholly-owned Properties : Properties w ith 12-month leases 5,839 18,624 96.8% 95.6% Properties w ith less than 12-month leases 173 538 4.6% 5.4% Same Store Wholly-owned Properties - Total 6,012 19,162 94.2% 93.1% New Wholly-owned Properties (Excluding GMH Portfolio) 1,856 5,665 59.3% (1) n/a Wholly Owned Properties (Excluding GMH Portfolio) - Total 7,868 24,827 91.6% (1) 93.1% (2) GMH Portfolio: Properties w ith 12-month leases 8,311 24,469 86.8% n/a Properties w ith less than 12-month leases 122 484 44.8% n/a GMH Portfolio - Total 8,433 24,953 86.0% n/a Wholly Owned Properties (Including GMH Portfolio) - Total 16,301 49,780 88.5% (1) 93.1% (2) On-campus Participating Properties 1,863 4,519 14.9% 18.5% Total - All Wholly Owned & On-Campus Participating Properties 18,164 54,299 81.9% (1) 78.8% (2) Joint Venture Properties (3) 3,645 12,103 90.4% n/a (1) (2) (3) Includes 21 properties ow ned in tw o joint ventures w ith Fidelity, of w hich w e ow n a 10% interest. Physical Occupancy at June 30, Property Type Excludes properties under construction as of June 30, 2007, as w ell as properties acquired in 2008. Excludes properties under construction as of June 30, 2008. 7

2008/2009 Leasing Status

Same Store Wholly-owned Portfolio (Excluding 2007 Acquisitions): Applications + Leases

	Current Year (1)		Prior Year (2)			
	Applications + Leases	% of Rentable Beds	Applications + Leases	% of Rentable Beds	Rentable Beds (3)	Total Design Beds
Applications + Leases						
Villas on Apache - Tempe, AZ	395	138.1%	288	100.7%	286	288
The Callaway House - College Station, TX	561	106.5%	563	106.8%	527	538
University Village at Fresno - Fresno, CA	418	105.8%	365	92.4%	395	406
University Village at Boulder Creek - Boulder, CO	310	103.7%	314	105.0%	299	309
Callaway Villas - College Station, TX	709	102.6%	707	102.3%	691	704
The Outpost San Marcos - San Marcos, TX	495	101.9%	447	92.0%	486	486
Cityparc at Fry Street - Denton, TX	415	101.5%	427	104.4%	409	418
University Village at TU - Philadelphia, PA	736	101.2%	754	103.7%	727	749
Royal Lexington - Lexington, KY	367	100.8%	328	90.1%	364	364
Raider's Pass - Lubbock, TX	828	100.6%	818	99.4%	823	828
The Outpost San Antonio - San Antonio, TX	828	100.0%	834	100.7%	828	828
The Village at Alafaya Club - Orlando, FL	829	100.0%	826	99.6%	829	839
Aggie Station - Bryan, TX	450	100.0%	451	100.2%	450	450
The Village at Science Drive - Orlando, FL	723	100.0%	721	99.7%	723	732
Entrada Real - Tucson, AZ	363	100.0%	363	100.0%	363	363
Northgate Lakes - Oviedo, FL	707	99.6%	706	99.4%	710	710
The Village at Blacksburg - Blacksburg, VA	1,042	99.4%	1,043	99.5%	1,048	1,056
The Woods at Greenland - Murfreesboro, TN	274	99.3%	273	98.9%	276	276
University Club Gainesville - Gainesville, FL	372	98.9%	376	100.0%	376	376
Raider's Crossing - Murfreesboro, TN	273	98.9%	271	98.2%	276	276
University Club Tallahassee - Tallahassee, FL (4)	724	98.6%	737	100.4%	734	736
Royal Village Gainesville - Gainesville, FL	439	98.2%	440	98.4%	447	448
University Village Tallahassee - Tallahassee, FL (5)	690	96.6%	709	99.3%	714	716
College Club Tallahassee - Tallahassee, FL (6)	514	95.4%	558	103.5%	539	544
The Estates - Gainesville, FL	965	93.9%	1,030	100.2%	1,028	1,044
River Walk Townhomes - Athens, GA	307	91.6%	329	98.2%	335	336
River Club Apartments - Athens, GA	675	86.0%	758	96.6%	785	792
University Centre - Newark-Newark, NJ	675	82.1%	483	58.8%	822	838
University Village at Sweethome - Amherst, NY	647	79.4%	875	107.4%	815	828
Same Store Wholly-owned Properties - Excluding 2007 Acquisitions	**16,731**	**97.8%**	**16,794**	**98.2%**	**17,105**	**17,278**

(1) As of August 1, 2008.
(2) As of July 27, 2007.
(3) Rentable Beds exclude beds needed for on-site staff and/or model units.
(4) For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined.
(5) Formerly known as Royal Tallahassee. For lease administration purposes, Royal Oaks, Royal Pavilion, and Royal Village are reported combined.
(6) For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

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Leases % of Rentable Beds Leases % of Rentable Beds Rentable Beds (3) Total Design Beds Leases The Callaw ay House - College Station, TX 546 103.6% 545 103.4% 527 538 University Village at TU - Philadelphia, PA 728 100.1% 728 100.1% 727 749 Entrada Real - Tucson, AZ 363 100.0% 361 99.4% 363 363 Royal Lexington - Lexington, KY 364 100.0% 317 87.1% 364 364 The Outpost San Marcos - San Marcos, TX 485 99.8% 429 88.3% 486 486 Aggie Station - Bryan, TX 448 99.6% 448 99.6% 450 450 The Village at Science Drive - Orlando, FL 719 99.4% 719 99.4% 723 732 Northgate Lakes - Oviedo, FL 706 99.4% 706 99.4% 710 710 The Outpost San Antonio - San Antonio, TX 823 99.4% 818 98.8% 828 828 Callaw ay Villas - College Station, TX 686 99.3% 691 100.0% 691 704 Raider's Pass - Lubbock, TX 817 99.3% 817 99.3% 823 828 Cityparc at Fry Street - Denton, TX 406 99.3% 406 99.3% 409 418 The Village at Blacksburg - Blacksburg, VA 1,040 99.2% 1,039 99.1% 1,048 1,056 The Village at Alafaya Club - Orlando, FL 822 99.2% 825 99.5% 829 839 University Club Gainesville - Gainesville, FL 371 98.7% 372 98.9% 376 376 University Village at Boulder Creek - Boulder, CO 295 98.7% 294 98.3% 299 309 The Woods at Greenland - Murfreesboro, TN 272 98.6% 272 98.6% 276 276 University Club Tallahassee - Tallahassee, FL (4) 723 98.5% 728 99.2% 734 736 Royal Village Gainesville - Gainesville, FL 439 98.2% 439 98.2% 447 448 Raider's Crossing - Murfreesboro, TN 271 98.2% 271 98.2% 276 276 Villas on Apache - Tempe, AZ 277 96.9% 276 96.5% 286 288 University Village Tallahassee - Tallahassee, FL (5) 672 94.1% 691 96.8% 714 716 The Estates - Gainesville, FL 958 93.2% 1,024 99.6% 1,028 1,044 University Village at Fresno - Fresno, CA 365 92.4% 280 70.9% 395 406 College Club Tallahassee - Tallahassee, FL (6) 489 90.7% 544 100.9% 539 544 River Walk Tow nhomes - Athens, GA 300 89.6% 328 97.9% 335 336 River Club Apartments - Athens, GA 661 84.2% 745 94.9% 785 792 University Centre - New ark - New ark, NJ 651 79.2% 450 54.7% 822 838 University Village at Sw eethome - Amherst, NY 576 70.7% 805 98.8% 815 828 16,273 95.1% 16,368 95.7% 17,105 17,278 (1) As of August 1, 2008. (2) As of July 27, 2007. (3) Rentable Beds exclude beds needed for on-site staff and/or model units. (4) For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined. (5) Formerly know n as Royal Tallahassee. For lease administration purposes, Royal Oaks, Royal Pavilion, and Royal Village are reported combined. (6) For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined. Current Year (1) Prior Year (2) Same Store Wholly-owned Properties Excluding 2007 Acquisitions 2008/2009 Leasing Status Same Store Wholly-owned Portfolio (Excluding 2007 Acquisitions): Leases 9

2008/2009 Leasing Status, continued

2007 Acquisitions, 2008 Acquisitions (Excluding GMH Portfolio), and Wholly-owned Development Properties: Applications + Leases

	Current Year [1]		Prior Year [2]			
	Applications + Leases	% of Rentable Beds	Applications + Leases	% of Rentable Beds	Rentable Beds [3]	Total Design Beds
2007 Acquisitions						
Applications + Leases						
Peninsular Place - Ypsilanti, MI	465	99.6%	380	81.4%	467	478
Olde Towne University Square - Toledo, OH	542	98.9%	529	96.5%	548	550
Village on Sixth - Huntington, WV	735	98.4%	441	59.0%	747	752
Newtown Crossing - Lexington, KY	809	85.9%	827	87.8%	942	942
Subtotal - 2007 Acquisitions	**2,551**	**94.3%**	**2,177**	**80.5%**	**2,704**	**2,722**
Same Store Wholly-owned Properties - Total	**19,282**	**97.3%**	**18,971**	**95.8%**	**19,809**	**20,000**
2008 Acquisitions (Excluding GMH Portfolio)						
Applications + Leases						
Sunnyside Commons - Morgantown, WV	160	100.0%	n/a	n/a	160	161
Pirates Place - Greenville, NC	489	92.6%	n/a	n/a	528	528
Subtotal - 2008 Acquisitions (Excluding GMH Portfolio)	**649**	**94.3%**	**n/a**	**n/a**	**688**	**689**
Wholly-owned Development Properties						
Applications + Leases						
Vista del Sol (ACE™) - Tempe, AZ	2,055	111.9%	n/a	n/a	1,836	1,866
Villas at Chestnut Ridge - Amherst, NY	554	102.0%	n/a	n/a	543	552
Subtotal - Wholly-owned Development Properties	**2,609**	**109.7%**	**n/a**	**n/a**	**2,379**	**2,418**
Total - All Wholly-owned Properties (Excluding GMH Portfolio)	**22,540**	**98.5%**	**18,971**	**95.8%** [4]	**22,876**	**23,107**

(1) As of August 1, 2008.
(2) As of July 27, 2007.
(3) Rentable Beds exclude beds needed for on-site staff and/or model units.
(4) The prior year rentable beds percentage was calculated by removing the rentable beds for the 2008 Acquisitions (excluding the GMH Portfolio) and the wholly-owned development properties because no 2007 prior year leasing information is available.

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2008/2009 Leasing Status, continued

2007 Acquisitions, 2008 Acquisitions (Excluding GMH Portfolio), and Wholly-owned Development Properties: Leases

	Current Year [1]		Prior Year [2]			
2007 Acquisitions	Leases	% of Rentable Beds	Leases	% of Rentable Beds	Rentable Beds [3]	Total Design Beds
Leases						
Olde Towne University Square - Toledo, OH	542	98.9%	513	93.6%	548	550
Village on Sixth - Huntington, WV	690	92.4%	414	55.4%	747	752
Peninsular Place - Ypsilanti, MI	411	88.0%	359	76.9%	467	478
Newtown Crossing - Lexington, KY	792	84.1%	808	85.8%	942	942
Subtotal - 2007 Acquisitions	**2,435**	**90.1%**	**2,094**	**77.4%**	**2,704**	**2,722**
Same Store Wholly-owned Properties - Total	**18,708**	**94.4%**	**18,462**	**93.2%**	**19,809**	**20,000**
2008 Acquisitions (Excluding GMH Portfolio)						
Leases						
Sunnyside Commons - Morgantown, WV	160	100.0%	n/a	n/a	160	161
Pirates Place - Greenville, NC	453	85.8%	n/a	n/a	528	528
Subtotal - 2008 Acquisitions (Excluding GMH Portfolio)	**613**	**89.1%**	**n/a**	**n/a**	**688**	**689**
Wholly Owned Development Properties						
Leases						
Vista del Sol (ACE™) - Tempe, AZ	1,836	100.0%	n/a	n/a	1,836	1,866
Villas at Chestnut Ridge - Amherst, NY	539	99.3%	n/a	n/a	543	552
Subtotal - Wholly-owned Development Properties	**2,375**	**99.8%**	**n/a**	**n/a**	**2,379**	**2,418**
Total - All Wholly-owned Properties (Excluding GMH Portfolio)	**21,696**	**94.8%**	**18,462**	**93.2%** [4]	**22,876**	**23,107**

[1] As of August 1, 2008.
[2] As of July 27, 2007.
[3] Rentable Beds exclude beds needed for on-site staff and/or model units.
[4] The prior year rentable beds percentage was calculated by removing the rentable beds for the 2008 Acquisitions (excluding the GMH Portfolio) and the wholly-owned development properties because no 2007 prior year leasing information is available.

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2008/2009 Leasing Status, continued

GMH Portfolio: Applications + Leases

	Current Year [1]		Prior Year [2]			
	Applications + Leases	% of Rentable Beds	Applications + Leases	% of Rentable Beds	Rentable Beds [3]	Total Design Beds
Applications + Leases						
University Trails - Lubbock, TX	684	100.9%	683	100.7%	678	684
Southview - Harrisonburg, VA	959	100.5%	960	100.6%	954	960
Campus Trails - Starkville, MS	472	100.2%	404	85.8%	471	480
Stonegate - Harrisonburg, VA	667	100.0%	672	100.7%	667	672
Aztec Corner - San Diego, CA	606	100.0%	602	99.3%	606	606
University Pointe - Lubbock, TX	669	99.7%	679	101.2%	671	682
University Mills - Cedar Falls, IA	470	98.9%	481	101.3%	475	481
Campus Way - Tuscaloosa, AL	668	98.8%	679	100.4%	676	684
University Crossing - Philadelphia, PA	991	98.6%	1,021	101.6%	1,005	1,026
The Commons - Harrisonburg, VA	516	98.5%	528	100.8%	524	528
Riverside Estates - Cayce, SC	678	97.7%	697	100.4%	694	700
Lakeside - Athens, GA	715	93.6%	683	89.4%	764	776
Brookstone Village - Wilmington, NC	214	92.2%	93	40.1%	232	238
Tower at 3rd - Champaign, IL	262	91.0%	287	99.7%	288	295
Willowtree Apartments & Towers - Ann Arbor, MI	766	90.9%	682	80.9%	843	851
Campus Walk - Wilmington-Wilmington, NC	257	90.5%	282	99.3%	284	290
Campus Club - Statesboro-Statesboro, GA	869	89.1%	811	83.2%	975	984
University Village - Sacramento-Sacramento, CA	340	88.8%	339	88.5%	383	394
University Manor - Greenville, NC	523	88.6%	497	84.2%	590	600
University Pines - Statesboro, GA	478	87.5%	467	85.5%	546	552
The Club - Athens, GA	408	86.8%	366	77.9%	470	480
Jacob Heights/Summit - Mankato, MN	796	86.8%	891	97.2%	917	930
Abbott Place - East Lansing, MI	551	86.5%	534	83.8%	637	654
GrandMarc - Seven Corners - Minneapolis, MN	364	84.5%	432	100.2%	431	440
Pegasus Connection - Orlando, FL	767	83.6%	778	84.8%	917	930
Campus Ridge - Johnson City, TN	433	82.8%	463	88.5%	523	528
Cambridge at Southern - Statesboro, GA	445	79.7%	505	90.5%	558	564
University Meadows - Mt. Pleasant, MI	476	78.2%	613	100.7%	609	616
Campus Corner - Bloomington, IN	599	77.4%	485	62.7%	774	800
University Place - Charlottesville, VA	373	73.7%	414	81.8%	506	528
Hawks Landing - Oxford, OH	346	72.7%	359	75.4%	476	484
Pirates Cove - Greenville, NC	705	67.9%	691	66.6%	1,038	1,056
University Gables - Murfreesboro, TN	428	67.1%	518	81.2%	638	648
The Enclave - Bowling Green, OH	294	61.9%	447	94.1%	475	480
Campus Walk - Oxford-Oxford, MS	254	59.5%	407	95.3%	427	432
The Highlands - Reno, NV	385	53.9%	453	63.4%	714	732
The Centre - Kalamazoo-Kalamazoo, MI	349	50.9%	543	79.3%	685	700
The Verge - Sacramento, CA	340	43.5%	399	51.1%	781	792
Total - GMH Portfolio	**20,117**	**84.2%**	**20,845**	**87.2%**	**23,902**	**24,277**

(1) As of August 1, 2008.
(2) As of July 27, 2007.
(3) Rentable Beds exclude beds needed for on-site staff and/or model units.

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2008/2009 Leasing Status, continued

GMH Portfolio: Leases

	Current Year [1]		Prior Year [2]			
	Leases	% of Rentable Beds	Leases	% of Rentable Beds	Rentable Beds [3]	Total Design Beds
Leases						
Southview - Harrisonburg, VA	956	100.2%	960	100.6%	954	960
University Trails - Lubbock, TX	679	100.1%	683	100.7%	678	684
Stonegate - Harrisonburg, VA	667	100.0%	672	100.7%	667	672
Aztec Corner - San Diego, CA	606	100.0%	602	99.3%	606	606
Campus Trails - Starkville, MS	470	99.8%	404	85.8%	471	480
University Pointe - Lubbock, TX	668	99.6%	679	101.2%	671	682
University Mills - Cedar Falls, IA	470	98.9%	481	101.3%	475	481
University Crossing - Philadelphia, PA	991	98.6%	1,021	101.6%	1,005	1,026
The Commons - Harrisonburg, VA	516	98.5%	528	100.8%	524	528
Campus Way - Tuscaloosa, AL	662	97.9%	679	100.4%	676	684
Riverside Estates - Cayce, SC	670	96.5%	697	100.4%	694	700
Lakeside - Athens, GA	715	93.6%	683	89.4%	764	776
Brookstone Village - Wilmington, NC	214	92.2%	93	40.1%	232	238
Willowtree Apartments & Towers - Ann Arbor, MI	765	90.7%	682	80.9%	843	851
Tower at 3rd - Champaign, IL	259	89.9%	287	99.7%	288	295
Campus Club - Statesboro-Statesboro, GA	864	88.6%	811	83.2%	975	984
Campus Walk - Wilmington-Wilmington, NC	249	87.7%	282	99.3%	284	290
University Manor - Greenville, NC	511	86.6%	497	84.2%	590	600
Jacob Heights/Summit - Mankato, MN	790	86.2%	891	97.2%	917	930
University Pines - Statesboro, GA	470	86.1%	467	85.5%	546	552
The Club - Athens, GA	403	85.7%	366	77.9%	470	480
Abbott Place - East Lansing, MI	543	85.2%	534	83.8%	637	654
University Village - Sacramento-Sacramento, CA	325	84.9%	339	88.5%	383	394
Pegasus Connection - Orlando, FL	767	83.6%	778	84.8%	917	930
GrandMarc - Seven Corners - Minneapolis, MN	358	83.1%	432	100.2%	431	440
Campus Ridge - Johnson City, TN	430	82.2%	463	88.5%	523	528
Cambridge at Southern - Statesboro, GA	440	78.9%	505	90.5%	558	564
University Meadows - Mt. Pleasant, MI	473	77.7%	613	100.7%	609	616
Campus Corner - Bloomington, IN	576	74.4%	485	62.7%	774	800
Hawks Landing - Oxford, OH	346	72.7%	359	75.4%	476	484
University Place - Charlottesville, VA	348	68.8%	414	81.8%	506	528
Pirates Cove - Greenville, NC	699	67.3%	691	66.6%	1,038	1,056
University Gables - Murfreesboro, TN	423	66.3%	518	81.2%	638	648
The Enclave - Bowling Green, OH	294	61.9%	447	94.1%	475	480
Campus Walk - Oxford-Oxford, MS	250	58.5%	407	95.3%	427	432
The Highlands - Reno, NV	376	52.7%	453	63.4%	714	732
The Centre - Kalamazoo-Kalamazoo, MI	348	50.8%	543	79.3%	685	700
The Verge - Sacramento, CA	340	43.5%	399	51.1%	781	792
Total - GMH Portfolio	**19,931**	**83.4%**	**20,845**	**87.2%**	**23,902**	**24,277**

(1) As of August 1, 2008.
(2) As of July 27, 2007.
(3) Rentable Beds exclude beds needed for on-site staff and/or model units.

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Owned Development Update
(dollars in thousands)

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete (1)	Scheduled to Open for Occupancy
Vista del Sol	Tempe, AZ	Arizona State University	613	1,866	$ 137,500	93%	August 2008
Villas at Chestnut Ridge	Amherst, NY	SUNY - Buffalo	196	552	34,800	98%	August 2008
Barrett Honors College	Tempe, AZ	Arizona State University	601	1,720	126,500	20%	August 2009
					$ 298,800		

PROJECTS IN PRE-DEVELOPMENT

Project	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
ASU Component III (2)	Tempe, AZ	TBD	575	1,500	$ 110,000	TBD
Carbondale Development (3)	Carbondale, IL	TBD	163	652	32,100	August 2010
					$ 142,100	

ACE™ Awards	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Boise State University - Phase I	Boise, ID	TBD	TBD	TBD	TBD	August 2010
Boise State University - Phase II	Boise, ID	TBD	TBD	TBD	TBD	TBD

(1) Based on costs incurred under general construction contract as of June 30, 2008. As of June 30, 2008, the total Construction in Progress balance for these projects is $172.4 million, representing costs incurred under the total project budgets.

(2) Component development is contingent upon execution of all transactional documents, including a facility lease agreement with Arizona State University and Board of Regents approval.

(3) This development project is subject to final determination of feasibility, execution and closing on definitive agreements, and municipal approval processes, and fluctuations in the construction market.

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Third-Party Development Update (dollars in thousands) 2008 2007 $ Change 2008 2007 $ Change Development services revenue 723 $ 646 $ 77 $ 2,379 $ 1,051 $ 1,328 $ % of total revenue 1.7% 1.9% 2.8% 1.5% CONTRACTED PROJECTS IN PROGRESS Project Units Beds Total Fees Fees Earned to Date (1) Remaining Fees (1) Scheduled Completion University of Hawaii - Manoa 240 810 3,141 $ 2,964 $ 177 $ July 2008 West Virginia University - Downtown (2) West Virginia University 110 362 235 159 76 July 2009 Concordia University (3) Austin, TX Concordia University 139 267 885 639 246 August 2008 Hampton Roads Military Housing (4) 1,190 2,367 3,542 2,541 1,001 March 2010 The Highlands (5) Edinboro, PA Edinboro University of PA 232 796 2,000 991 1,009 August 2009 9,803 $ 7,294 $ 2,509 $ AWARDED PROJECTS (6) Project Estimated Fees University of California, Irvine - Phase III Irvine, CA Third Quarter 2008 7,570 $ (7) CUNY - Staten Island Staten Island, NY Fourth Quarter 2008 3,250 Univ. of California, Irvine - Future Phases Irvine, CA TBD TBD (8) Edinboro University - Phase II Edinboro, PA TBD TBD Erie Community College Orchard Park, NY TBD TBD Cleveland State University (9) Cleveland, OH TBD TBD (1) As of June 30, 2008. (2) (3) (4) (5) (6) (7) (8) (9) Morgantown, WV Location The Department of the Navy selected a joint venture betw een American Campus and Hunt ELP to exclusively negotiate for the Hampton Roads Unaccompanied Military Housing project. New construction as w ell as management of the existing housing commenced after contribution of the Navy's equity, closing of bond financing, and execution of all transactional documents in December 2007. Upon closing, w e recognized approximately $2.4 million in development fees representing services w e performed as co-developer on the project. These aw ards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction market. During 2005 and 2006, the company earned $0.3 million for certain pre-development and design services performed for the West Virginia - Dow ntow n project. During 2006, the project w as put on hold by the University pending investigation of alternative financing. During the second quarter 2007, the University obtained financing for the final phase of the project and the company signed an agreement for the continuation of development and construction management services. The remaining phase of this project resumed in the third quarter 2007 and w e anticipate that w e w ill earn approximately $0.2 million in additional fees. Contractual fees are show n net of costs anticipated to be incurred to complete the project. Anticipated Commencement Norfolk, VA Six Months Ended June 30, Honolulu, HI University of Hawaii Three Months Ended June 30, Location Primary University/ Institution Served Financing on this project closed on July 30, 2008 and construction commenced on August 1, 2008. The project consists of 1,198 undergraduate beds, 565 graduate beds and a 1,815 space parking structure. In February 2008, the company w as aw arded third-party development services for a new 550-bed community at Cleveland State University. United States Navy In August 2007, the company signed a contract w ith Concordia University for the development of student housing facilities to be located on its new campus. In February 2008, the company signed the final contract (previously under an interim agreement) w ith Edinboro University of Pennsylvania for the development of student housing facilities. Additional phases totaling approximately 2,300 beds are included as part of the original 2007 aw ard to the company. If the University elects to move forw ard on these additional phases w ith ACC, they w ould be considered part of the original procurement. 15

Management Services Update

(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2008	2007	$ Change	2008	2007	$ Change
Management services revenue	$ 1,222	$ 650	$ 572	$ 2,144	$ 1,372	$ 772
% of total revenue	2.8%	1.9%		2.5%	2.0%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Beds	Stabilized Annual Fees	Anticipated Commencement
SAIT - New Housing	Calgary, AB	Southern Alberta Institute of Technology	720	$ 175	May/Aug 2008
Drake West Village	Des Moines, IA	Drake University	457	165	August 2008
Asbury Green [1]	Denver, CO	University of Denver	357	200	August 2009
Northern New Mexico College [2]	Espanola, NM	Northern New Mexico College	300	100	Fall 2010
Hampton Roads - New Housing [3]	Norfolk, VA	Department of the Navy	2,367	500	March 2010
University of California, Irvine - Phase III [2] [3]	Irvine, CA	University of California, Irvine	1,760	830	August 2010
CUNY - Staten Island [2]	Staten Island, NY	City University of New York	600	275	August 2010
Cleveland State Phase II [2]	Cleveland, OH	Cleveland State University	550	80 [4]	August 2010
				$ 2,325	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	University Served	Approx. Beds	2007 Fees	Discontinued As Of
Coyote Village	Weatherford, TX	Weatherford College	280	$ 70	May 2008
University Lodge	Laramie, WY	University of Wyoming	480	- [5]	Sept 2008
				$ 70	

[1] Property management has been selected/awarded and management agreement is currently being negotiated.

[2] Management contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements.

[3] This project may be completed in multiple stages, with the commencement date of management services contingent upon the full completion of the development of each phase.

[4] Fee amount is a net increase as this facility will replace other housing, which will be demolished.

[5] Property management began in April 2008 under a receivership order, and management will be discontinued upon the successful sale of the property. Fees for 2008 are estimated to be approximately $12,000.

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Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian Nickel	Chief Investment Officer
Greg A. Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer
James C. Hopke	Executive Vice President, Project Management and Construction

Research Coverage

David Toti / Michael Bilerman	Citigroup Equity Research	(212) 816-1909/ (212) 816-1383	david.toti@citigroup.com / bilerman.reits@citi.com
Louis Taylor / Christeen Kim	Deutsche Bank - North America	(212) 250-4912 / (212) 250-6771	louis.taylor@db.com / christeen.kim@db.com
Andrew McCulloch / Craig Leupold	Green Street Advisors	(949) 940-8780	amcculloch@greenstreetadvisors.com / cleupold@greentstreetadvisors.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Steve Sakwa / David Bragg	Merrill Lynch	(212) 449-0335 / (212) 449-8922	steve_sakwa@ml.com / david_bragg@ml.com
Paula Poskon	Robert W. Baird & Co., Inc.	(703) 821-5782	pposkon@rwbaird.com
Stephen Swett	Keefe, Bruyette, & Woods	(212) 887-3680	sswett@kbw.com
Alexander Goldfarb / Andrew Ryu	UBS Investment Research	(212) 713 3998 / (212) 713 3226	alexander.goldfarb@ubs.com / andrew.ryu@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450
www.studenthousing.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@studenthousing.com







AMERICAN CAMPUS

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Forward Looking Statements This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forwardlooking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties; our abilities to successfully integrate the operations of GMH Communities Trust; inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITs; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.